Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies [Abstract]
Commitments and Contingencies

29. COMMITMENTS AND CONTINGENCIES

a.	General
The Company is subject to various investigations, claims and legal and tax proceedings covering matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties and it is possible that some of these matters may be resolved unfavorably to the Company. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company. In the opinion of management none of these matters are expected to have a material effect on the results of operations or financial conditions of the Company.

b.	Environmental Matters
The Company’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations so as to protect the public health and environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures.
Estimated future reclamation costs are based on the extent of work required and the associated costs are dependent on the requirements of relevant authorities and the Company’s environmental policies. As of December 31, 2017, $65.4 million (December 31, 2016 - $55.6 million) was accrued for reclamation costs relating to mineral properties. See also Note 16.

c.	Credit Facility
On April 15, 2015 the Company entered into a $300.0 million secured revolving credit facility with a 4-year term (Note 18).

d.	Income Taxes
The Company operates in numerous countries around the world and accordingly it is subject to, and pays annual income taxes under the various income tax regimes in the countries in which it operates. Some of these tax regimes are defined by contractual agreements with the local government, and others are defined by the general corporate income tax laws of the country. The Company has historically filed, and continues to file, all required income tax returns and to pay the taxes reasonably determined to be due. The tax rules and regulations in many countries are highly complex and subject to interpretation. From time to time, the Company is subject to a review of its historic income tax filings and in connection with such reviews, disputes can arise with the taxing authorities over the interpretation or application of certain rules to the Company’s business conducted within the country involved.
In December 2013, the Mexican President passed a bill that increased the effective tax rate applicable to the Company’s Mexican operations. The law was effective January 1, 2014 and increased the future corporate income tax rate to 30%, creating a 10% withholding tax on dividends paid to non-resident shareholders (subject to any reduction by an Income Tax Treaty) and created a new Extraordinary Mining Duty equal to 0.5% of gross revenues from the sale of gold, silver, and platinum. In addition, the law requires taxpayers with mining concessions to pay a new 7.5% Special Mining Duty. The Extraordinary Mining Duty and Special Mining Duty is tax deductible for income tax purposes. The Special Mining Duty is generally applicable to earnings before income tax, depreciation, depletion, amortization, and interest. In calculating the Special Mining Duty there are no deductions related to development type costs but exploration and prospecting costs are deductible when incurred.

e.	Finance Leases
The present value of future minimum lease payments classified as finance leases at December 31, 2017 is $7.6 million (December 31, 2016 - $7.1 million) and the schedule of timing of payments for this obligation is found in Note 17.

f.	Law changes in Argentina
Under the previous political regime in Argentina, the government intensified the use of price, foreign exchange, and import controls in response to unfavourable domestic economic trends. Historically, the Argentine government also imposed restrictions on the importation of goods and services and increased administrative procedures required to import equipment, materials and services required for operations at Manantial Espejo. In support of this policy, in May 2012, the government mandated that mining companies establish an internal function to be responsible for substituting Argentinian-produced goods and materials for imported goods and materials and required advance government review of plans to import goods and materials.  In addition, the government of Argentina also tightened control over capital flows and foreign exchange in an attempt to curtail the outflow of hard currencies and protect its foreign currency reserves, including mandatory repatriation and conversion of foreign currency funds in certain circumstances, informal restrictions on dividend, interest, and service payments abroad and limitations on the ability of individuals and businesses to convert Argentine pesos into USD or other hard currencies,  exposing us to additional risks of Peso devaluation and high domestic inflation.
While a new federal government was elected in Argentina in late 2015 and has since taken steps to ease some of the previously instituted controls and restrictions, particularly relaxing certain rules relating to the inflow and outflow of foreign currencies, many of the policies of the previous government continue to adversely affect the Company’s Argentine operations.  It is unknown whether these recent changes will be lasting, what, if any, additional steps will be taken by the new administration or what financial and operational impacts these and any future changes might have on the Company.  As such, the Company continues to monitor and assess the situation in Argentina.

g.	Political changes in Bolivia
On May 28, 2014, the Bolivian government enacted Mining Law No. 535 (the “New Mining Law”).  Among other things, the New Mining Law has established a new Bolivian mining authority to provide principal mining oversight (varying the role of COMIBOL) and sets out a number of new economic and operational requirements relating to state participation in mining projects. Further, the New Mining Law provides that all pre-existing contracts are to migrate to one of several new forms of agreement within a prescribed period of time. As a result, we anticipate that our current joint venture agreement with COMIBOL relating to the San Vicente mine will be subject to migration to a new form of agreement and may require renegotiation of some terms in order to conform to the New Mining Law requirements. We are assessing the potential impacts of the New Mining Law on our business and are awaiting further regulatory developments, but the primary effects on the San Vicente operation and our interest therein will not be known until such time as we have, if required to do so, renegotiated the existing contract, and the full impact may only be realized over time.  In the meantime, we understand that pre-existing agreements will be respected during the period of migration and we will take appropriate steps to protect and, if necessary, enforce our rights under our existing agreement with COMIBOL. There is, however, no guarantee that governmental actions, including possible expropriation or additional changes in the law, and the migration of our contract will not impact our involvement in the San Vicente operation in an adverse way and such actions could have a material adverse effect on us and our business.

h.	Other Legal Matters
The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of business activities, many of them relating to ex-employees. Each of these matters is subject to various uncertainties and it is possible that some of these matters may be resolved unfavorably to the Company. The Company establishes provisions for matters that are probable and can be reasonably estimated, included within current liabilities, and amounts are not considered material.
In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. In the opinion of management there are no claims expected to have a material effect on the results of operations or financial condition of the Company.

i.	Title Risk
Although the Company has taken steps to verify title to properties in which it has an interest, these procedures do not guarantee the Company’s title. Property title may be subject to, among other things, unregistered prior agreements or transfers and may be affected by undetected defects.

j.	Royalty Agreements and Participation Agreements
The Company has various royalty agreements on certain mineral properties entitling the counterparties to the agreements to receive payments per terms as summarized below. Royalty liabilities incurred on acquisitions of properties are netted against the mineral property while royalties that become payable upon production are expensed at the time of sale of the production.
As part of the arrangement closed with Maverix on July 11, 2016 (Note 12), Maverix acquired from the Company a portfolio of royalties, precious metals streams and payment agreements, in exchange for a 54% interest in Maverix (40% fully diluted as at December 31, 2017).  The key portfolio assets included the economic equivalent of one hundred percent (100%) of the gold produced from Pan American’s operating La Colorada silver mine, less a fixed price of US$650 per ounce for the life of the mine, as well as an agreement to purchase five percent (5%) of future gold production at a fixed price of US$450 per ounce from the feasibility stage La Bolsa project.  The portfolio also included, among others, the equivalent of a net smelter returns royalty of one and one-quarter percent (1¼%) on all metals produced from the Calcatreu project (Note 10) and a net smelter returns royalty of one percent (1%) on the Pico Machay project that is currently owned by Pan American.
On September 22, 2011, Peru’s Parliament approved a law that increased mining taxes to fund anti-poverty infrastructure projects in the country, effective October 1, 2011. The law changed the scheme for royalty payments, so that mining companies that had not signed legal stability agreements with the government had to pay royalties of 1% to 12% on operating profit; royalties under the previous rules were 1% to 3% on net sales. In addition to these royalties, such companies were subject to a “special tax” at a rate ranging from 2% to 8.4% of operating profit. Companies that had concluded legal stability agreements (under the General Mining Law) will be required to pay a “special contribution” of between 4% and 13.12% of operating profits. The change in the royalty and the new tax had no material impact on the results of the Company’s Peruvian operations.
In the province of Chubut, Argentina which is the location of the Company’s Navidad property, there is a provincial royalty of 3% of the “Operating Income”. Operating income is defined as revenue minus production costs (not including mining costs), treatment and transportation charges. Refer below to the Navidad project section below for further details.
As part of the 2009 Aquiline transaction, the Company issued a replacement convertible debenture that allowed the holder to convert the debenture into either 363,854 Pan American shares or a silver stream contract with Aquiline Resources Inc., a wholly owned subsidiary of the Company. The holder subsequently selected the silver stream contract related to certain production from the Navidad project. The final contract for the alternative is being discussed and pending the final resolution to this alternative, the Company continues to classify the fair value calculated at the acquisition of this alternative, as a deferred credit as disclosed in Note 19.
Huaron and Morococha mines
In June 2004, Peru’s Congress approved a bill that allows royalties to be charged on mining projects. These royalties are payable on Peruvian mine production at the following progressive rates: (i) 1.0% for companies with sales up to $60.0 million; (ii) 2.0% for companies with sales between $60.0 million and $120.0 million; and (iii) 3.0% for companies with sales greater than $120.0 million. This royalty is a net smelter returns royalty, the cost of which is deductible for income tax purposes.
Manantial Espejo mine
Production from the Manantial Espejo property is subject to royalties to be paid to Barrick Gold Corp. according to the following: (i) $0.60 per metric tonne of ore mined from the property and fed to process at a mill or leaching facility to a maximum of 1 million tonnes; and (ii) one-half of one percent (0.5%) of net smelter returns derived from the production of minerals from the property. In addition, the Company has negotiated a royalty equal to 3.0% of operating cash flow payable to the Province of Santa Cruz.
San Vicente mine
Pursuant to an option agreement entered into with COMIBOL, a Bolivian state mining company, with respect to the development of the San Vicente property, the Company is obligated to pay COMIBOL a participation fee of 37.5% (the “Participation Fee”) of the operation’s cash flow. Once full commercial production of San Vicente began, the Participation Fee was reduced by 75% until the Company recovered its investment in the property. The Participation Fee has now reverted back to the original percentage. For the year ended December 31, 2017, the Company incurred approximately $8.5 million in COMIBOL royalties (2016 - incurred $14.3 million).
A royalty is also payable to EMUSA, a former partner of the Company on the project. The royalty is a 2% net smelter return royalty (as per the Agreement) payable only after the Company has recovered its capital investment in the project and only when the average price of silver in a given financial quarter is $9.00 per ounce or greater. For the year ended December 31, 2017 the royalties paid to EMUSA amounted to approximately $0.9 million (2016 - $1.0 million).
In December 2007, the Bolivian government introduced a new mining royalty that affects the San Vicente project. The royalty is applied to gross metal value of sales (before smelting and refining deductions) and the royalty percentage is a sliding scale depending on metal prices. At current metal prices, the royalty is 6% for silver metal value and 5% for zinc and copper metal value of sales. The royalty is income tax deductible. For the year ended December 31, 2017 the royalty amounted to $5.0 million (2016 - $5.6 million).
Dolores mine
Production from the Dolores mine is subject to underlying net smelter return royalties comprised of 2% on silver production and 3.25% on gold production. These royalties are payable to Royal Gold Inc. and were effective in full as of May 1, 2009, on the commencement of commercial production at the Dolores mine. The royalties to Royal Gold amounted to approximately $5.5 million for the year ended December 31, 2017 (2016 – $5.3 million).
Navidad project
As a result of uncertainty over the zoning, regulatory and tax laws which will ultimately apply, the Company has temporarily suspended project development activities at Navidad. The Company remains committed to the development of Navidad and to contributing to the positive economic and social development of the province of Chubut upon the adoption of a favorable legislative framework.